UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2016

Commission File Number of issuing entity: 333-180779-18

Central Index Key Number of the issuing entity: 0001646924

Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24

(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor: 333-180779

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact name of depositor as specified in its charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001548567

CIBC Inc.

Central Index Key Number of the sponsor: Not available

Starwood Mortgage Funding III LLC

(Exact name of sponsors as specified in its charter)

New York

(State or other jurisdiction of incorporation or organization of the issuing entity)

38-3976040

38-3976041

38-3976042

38-7143569

(I.R.S. Employer Identification No.)

c/o Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices)

21045

(Zip Code)

Telephone number, including area code:

(410) 884‑2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 6.02 - Change of Servicer or Trustee.

Effective as of March 31, 2016, LNR Partners, LLC (“LNR Partners”), a Florida limited liability company, will act as special servicer for the 535-545 Fifth Avenue mortgage loan and each related pari passu promissory note (collectively, the “535-545 Fifth Avenue Loan Pair”), replacing Midland Loan Services, a Division of PNC Bank, National Association as special servicer for such loan pair.  LNR Partners was appointed at the direction of LNR Securities Holdings, LLC, the controlling class representative under the MSBAM 2015-C26 securitization, pursuant to which the controlling promissory note comprising a part of the 535-545 Fifth Avenue Loan Pair (the “535-545 Fifth Avenue Control Note”) was securitized.  As special servicer for the 535-545 Fifth Avenue Loan Pair, LNR Partners will be responsible for the servicing and administration of the 535-545 Fifth Avenue Loan Pair if it becomes specially serviced (and the servicing and administration of any related REO property) and processing and performing certain reviews of material actions with respect to the 535-545 Fifth Avenue Loan Pair when such loan pair is not specially serviced.  Servicing of the 535-545 Fifth Avenue Loan Pair will continue to be governed by the MSBAM 2015-C24 pooling and servicing agreement, dated as of August 1, 2015 (the “MSBAM 2015-C24 Pooling and Servicing Agreement”).  Certain information regarding LNR Partners is set forth below.

LNR PARTNERS

LNR Partners is a subsidiary of LNR Property LLC (“LNR”), a Delaware limited liability company.  The principal executive offices of LNR Partners are located at 1601 Washington Avenue, Suite 700, Miami Beach, Florida 33139, and its telephone number is (305) 695-5600.

LNR through its subsidiaries, affiliates and joint ventures, is involved in the real estate finance, management and development business and engages in, among other activities:

- acquiring, developing, repositioning, managing and selling commercial and multifamily residential real estate properties,

- investing in high-yielding real estate loans, and

- investing in, and managing as special servicer, unrated and non-investment grade rated commercial mortgage backed securities.

LNR Partners and its affiliates have substantial experience in working out loans and in performing the other obligations of the special servicer of the 535-545 Fifth Avenue Loan Pair under MSBAM 2015-C24 Pooling and Servicing Agreement, including, but not limited to, processing borrower requests for lender consent to assumptions, leases, easements, partial releases and expansion and/or redevelopment of the mortgaged properties. LNR Partners and its affiliates have been engaged in the special servicing of commercial real estate assets for over 22 years.  The number of CMBS pools specially serviced by LNR Partners and its affiliates has increased from 46 in December 1998 to 159 as of December 31, 2015.  More specifically, LNR Partners (and its predecessors in interest) acted as special servicer with respect to: (a) 84 domestic CMBS pools as of December 31, 2001, with a then current face value in excess of $53 billion; (b) 101 domestic CMBS pools as of December 31, 2002, with a then current face value in excess of $67 billion; (c) 113 domestic CMBS pools as of December 31, 2003, with a then current face value in excess of $79 billion; (d) 134 domestic CMBS pools as of December 31, 2004, with a then current face value in excess of $111 billion; (e) 142 domestic CMBS pools as of December 31, 2005, with a then current face value in excess of $148 billion; (f) 143 domestic CMBS pools as of December 31, 2006, with a then current face value in excess of $201 billion; (g) 143 domestic CMBS pools as of December 31, 2007 with a then current face value in excess of $228 billion; (h) 138 domestic CMBS pools as of December 31, 2008 with a then current face value in excess of $210 billion; (i) 136 domestic CMBS pools as of December 31, 2009 with a then current face value in excess of $191 billion; (j) 144 domestic CMBS pools as of December 31, 2010 with a then current face value in excess of $201 billion; (k) 140 domestic CMBS pools as of December 31, 2011 with a then current face value in excess of $176 billion; (l) 131 domestic CMBS pools as of December 31, 2012 with a then current face value in excess of $136 billion; (m) 141 domestic CMBS pools as of December 31, 2013 with a then current face value in excess of $133 billion; (n) 152 domestic CMBS pools as of December 31, 2014 with a then current face value in excess of $135 billion; and (o) 159 domestic CMBS pools as of December 31, 2015 with a then current face value in excess of $111 billion. As of December 31, 2015, LNR Partners has resolved approximately $63.7 billion of U.S. commercial and multifamily loans over the past 22 years, including approximately $1.1 billion of U.S. commercial and multifamily mortgage loans during 2001, $1.9 billion of U.S. commercial and multifamily mortgage loans during 2002, $1.5 billion of U.S. commercial and multifamily mortgage loans during 2003, $2.1 billion of U.S. commercial and multifamily mortgage loans during 2004, $2.4 billion of U.S. commercial and multifamily mortgage loans during 2005, $0.9 billion of U.S. commercial and multifamily mortgage loans during 2006, $1.4 billion of U.S. commercial and multifamily mortgage loans during 2007, $1.0 billion of U.S. commercial and multifamily mortgage loans during 2008, $1.2 billion of U.S. commercial and multifamily mortgage loans during 2009, $7.7 billion of U.S. commercial and multifamily mortgage loans during 2010, $10.9 billion of U.S. commercial and multifamily mortgage loans during 2011, $11.7 billion of U.S. commercial and multifamily mortgage loans during 2012, $6.5 billion of U.S. commercial and multifamily mortgage loans during 2013; $6.3 billion of U.S. commercial and multifamily mortgage loans during 2014 and approximately $6.0 billion of U.S. commercial and multifamily mortgage loans during 2015.

LNR or one of its affiliates generally seeks investments where it has the right to appoint LNR Partners as the special servicer.  LNR Partners and its affiliates have regional offices located across the country in Florida, Georgia, Massachusetts, California, New York and North Carolina and in England and Germany.  As of December 31, 2015, LNR Partners had approximately 243 employees responsible for the special servicing of commercial real estate assets.  As of December 31, 2015, LNR Partners and its affiliates specially service a portfolio, which included approximately 8,162 assets across the United States and various international properties with a then current face value of approximately $111 billion, all of which are commercial real estate assets.  Those commercial real estate assets include mortgage loans secured by the same types of income producing properties as secure the 535-545 Fifth Avenue mortgage loan included in the MSBAM 2015-C24 mortgage pool.  Accordingly, the assets of LNR Partners and its affiliates may, depending upon the particular circumstances, including the nature and location of such assets, compete with the mortgaged real properties securing the underlying mortgage loans for tenants, purchasers, financing and so forth.  LNR Partners does not service any assets other than commercial real estate assets.

LNR Partners maintains internal and external watch lists, corresponds with master servicers on a monthly basis and conducts overall deal surveillance and shadow servicing. LNR Partners has developed distinct strategies and procedures for working with borrowers on problem loans (caused by delinquencies, bankruptcies or other breaches of the mortgage loan documents) designed to maximize value from the assets for the benefit of the certificateholders.  These strategies and procedures vary on a case by case basis, and include, but are not limited to, liquidation of the underlying collateral, note sales, discounted pay-offs, and borrower negotiation or workout in accordance with the servicing standard under the applicable pooling and servicing agreement.  Generally, four basic factors are considered by LNR Partners as part of its analysis and determination of what strategies and procedures to utilize in connection with problem loans.  They are (i) the condition and type of mortgaged property, (ii) the borrower, (iii) the jurisdiction in which the mortgaged property is located and (iv) the actual terms, conditions and provisions of the underlying loan documents.  After each of these items is evaluated and considered, LNR Partners’ strategy is guided by the servicing standard and all relevant provisions of the applicable pooling and servicing agreement pertaining to specially serviced and REO mortgage loans.

LNR Partners has the highest ratings afforded to special servicers by Standard & Poor’s Ratings Services and is rated “CSS1-” by Fitch Ratings, Inc. and has been given a “Pass” rating by Kroll Bond Rating Agency, Inc.

There have not been, during the past three years, any material changes to the policies or procedures of LNR Partners in the servicing function it will perform under the MSBAM 2015-C24 Pooling and Servicing Agreement with respect to the 535-545 Fifth Avenue Loan Pair.  LNR Partners has not engaged, and currently does not have any plans to engage, any sub-servicers to perform on its behalf any of its duties with respect to the servicing of the 535-545 Fifth Avenue Loan Pair under MSBAM 2015-C24 Pooling and Servicing Agreement.  LNR Partners does not believe that its financial condition will have any adverse effect on the performance of its duties with respect to the 535-545 Fifth Avenue Loan Pair under the MSBAM 2015-C24 Pooling and Servicing Agreement and, accordingly, will not have any material impact on the performance of the MSBAM 2015-C24 certificates.  Generally, LNR Partners’ servicing functions under pooling and servicing agreements do not include collection on the pool assets, however LNR Partners does maintain certain operating accounts with respect to REO mortgage loans in accordance with the terms of the applicable pooling and servicing agreements and consistent with the servicing standard set forth in each of such pooling and servicing agreements.  LNR Partners does not have any material advancing obligations with respect to the CMBS pools as to which it acts as special servicer.  Generally, LNR Partners has the right, but not the obligation, to make property related servicing advances in emergency situations with respect to CMBS pools as to which it acts as special servicer.

LNR Partners will not have primary responsibility for custody services of original documents evidencing the 535-545 Fifth Avenue Loan Pair. On occasion, LNR Partners may have custody of certain of such documents as necessary for enforcement actions involving the 535-545 Fifth Avenue Loan Pair or otherwise.  To the extent that LNR Partners has custody of any such documents, such documents will be maintained in a manner consistent with the servicing standard specified in the MSBAM 2015-C24 Pooling and Servicing Agreement.

No securitization transaction involving commercial or multifamily mortgage loans in which LNR Partners was acting as special servicer has experienced an event of default as a result of any action or inaction by LNR Partners as special servicer.  LNR Partners has not been terminated as servicer in a commercial mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger.  In addition, there has been no previous disclosure of material noncompliance with servicing criteria by LNR Partners with respect to any other securitization transaction involving commercial or multifamily mortgage loans in which LNR Partners was acting as special servicer.

There are, to the actual current knowledge of LNR Partners, no special or unique factors of a material nature involved in special servicing the 535-545 Fifth Avenue Loan Pair, as compared to the types of assets specially serviced by LNR Partners in other commercial mortgage backed securitization pools generally, for which LNR Partners has developed processes and procedures which materially differ from the processes and procedures employed by LNR Partners in connection with its special servicing of commercial mortgage-backed securitization pools generally.

There are currently no legal proceedings pending, and no legal proceedings known to be contemplated, by governmental authorities, against LNR Partners or of which any of its property is the subject that are material to the MSBAM 2015-C24 certificateholders.

Subject to the following proviso, LNR Partners is not an affiliate of the registrant, the issuing entity, or any of the following parties related to the MSBAM 2015-C24 transaction: the underwriters, the initial purchasers, the master servicer, the special servicer, the trustee, the certificate administrator, the custodian, the operating advisor, any sponsor or any originator (collectively, the “MSBAM 2015-C24 Transaction Parties”); provided, that LNR Partners is an affiliate of Starwood Mortgage Funding III LLC, a sponsor and mortgage loan seller under the MSBAM 2015-C24 securitization transaction, Starwood Mortgage Capital LLC, an originator of certain of the mortgage loans included in the MSBAM 2015-C24 securitization transaction, and LNR Securities Holdings, LLC, the controlling class representative under the MSBAM 2015-C23 transaction, pursuant to which the 32 Old Slip Fee mortgage loan is serviced, and the controlling class representative and the holder of certificates representing more than 50% of the aggregate certificate balance of the controlling class under the MSBAM 2015-C26 transaction, pursuant to which the 535-545 Fifth Avenue Control Note was securitized, and LNR Partners is also the special servicer under the MSBAM 2015-C23 transaction, pursuant to which the 32 Old Slip Fee mortgage loan is serviced.

Except as set forth above, there are no specific relationships that are material involving or relating to this securitization transaction or the securitized mortgage loans between LNR Partners or any of its affiliates, on the one hand, and the registrant, the issuing entity or any of the MSBAM 2015-C24 Transaction Parties, on the other hand, that currently exist or that existed during the past two years.  In addition, except as otherwise disclosed above, there are no business relationships, agreements, arrangements, transactions or understandings that have been entered into outside the ordinary course of business or on terms other than would be obtained in an arm’s length transaction with an unrelated third party between LNR Partners or any of its affiliates, on the one hand, and the registrant, the issuing entity or any of the MSBAM 2015-C24 Transaction Parties, on the other hand, that currently exist or that existed during the past two years and that are material to an investor’s understanding of the MSBAM 2015-C24 certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Morgan Stanley Capital I Inc.
(Depositor)

By: /s/ Jane Lam
Jane Lam, Vice President

Date: April 5, 2016